Exhibit 99.1
CORPORATE GOVERNANCE GUIDELINES
of Biostem U.S. Corporation

The Board of Directors (the “Board”) of Biostem U.S. Corporation (the “Company”) adopted the following Corporate Governance Guidelines (the “Guidelines”) on May 11, 2010, to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders.  These Guidelines should be interpreted in the context of all applicable laws and the Company’s Articles of Incorporation, Bylaws and other corporate governance documents.  These Guidelines acknowledge the leadership exercised by the Board’s standing committees and their chairs and are intended to serve as a flexible framework within which the Board may conduct its business and not as a set of legally binding obligations.  The Guidelines are subject to modification from time to time by the Board as the Board may deem appropriate in the best interests of the Company and its stockholders or as required by applicable laws and regulations.

These Guidelines are available on the Company’s website at “www.biostem.us” and to any stockholder who otherwise requests a copy.  The Company’s Annual Report on Form 10-K will state the foregoing.

I. The Board

Size of the Board

The Company’s Bylaws provide that the number of directors shall be not less than one (1) nor more than five (5) until changed by a duly adopted amendment to the Company’s Articles of Incorporation or Bylaws.  The Board believes that between three (3) and five (5) directors is an appropriate size based on the Company’s present circumstances.  The Board will periodically review the size of the Board, and determine the size that is most effective in relation to future operations.

Independence of the Board

If applicable, the Board will be comprised of at least two directors who qualify as independent directors (the “Independent Directors”) under the listing standards of the exchange upon which the Company’s shares are traded.

Separate Sessions of Non-Management Directors and Independent Directors

The non-management directors will meet in executive session without management directors or management present on a regularly scheduled basis, but not less than two (2) times per year.  The non-management directors will review the Company’s implementation of, and compliance with, its Guidelines and consider such matters as they may deem appropriate at such meetings.  Non-management directors are all directors who are not company officers (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933, as amended), including those directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason.

In addition, if the non-management directors include directors who are not also Independent Directors, the Independent Directors shall also meet separately at least once per year in executive session and consider such matters as they deem appropriate.

Director Qualification Standards

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members.  In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience in the Company’s industry and with relevant social policy concerns; understanding of the Company’s business on a technical level; experience as a board member of another publicly held company; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; educational background; and practical and mature business judgment.  The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Selection of New Directors

Our Board is comprised of a single class.  As a result, all members of the Board will stand for election by the stockholders of the Company at each meeting called for the election of directors, at which time the Board will recommend a slate of directors for election by the stockholders.  In accordance with the Bylaws of the Company, the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between meetings of stockholders convened for the purpose of electing directors.  The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board for Board membership.

Selection of the Chairman of the Board

The Board will select the Chairman of the Board in accordance with the Company’s Bylaws.

No Specific Limitation on Other Board Service

The Board does not believe that its members should be prohibited from serving on boards of other organizations and has not adopted any guidelines limiting such activities.  However, the Nominating and Corporate Governance Committee and the Board will take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors and making its recommendations to the Company’s stockholders.

Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies set forth below.

Directors Who Resign or Materially Change Their Current Positions With Their Own Company or Become Aware of Circumstances that May Adversely Reflect Upon the Director or the Company

When a director, including any director who is currently an officer or employee of the Company, resigns or materially changes his or her position with his or her employer or becomes aware of circumstances that may adversely reflect upon the director or the Company, such director should notify the Nominating and Corporate Governance Committee of the Board of the circumstances.  The Nominating and Corporate Governance Committee will consider the circumstances, and may in certain cases consider requesting that the director submit his or her resignation from the Board if, for example, continuing service on the Board by the individual is not consistent with the criteria deemed necessary for continuing service on the Board.

Term Limits

As each director is periodically subject to election by stockholders, the Board does not believe it is in the best interests of the Company to establish term limits at this time.  Additionally, such term limits may cause the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company’s business and therefore can provide an increasingly significant contribution to the Board.

Director Responsibilities

The business and affairs of the Company will be managed by or under the direction of the Board, including through one or more of its committees as set forth in the Bylaws and committee charters.  Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities.  These include:

(1)   overseeing the conduct of the Company’s business, to evaluate whether the business is being properly managed;

(2)    reviewing and, where appropriate, approving the Company’s major financial objectives, plans and actions;

(3)   reviewing and, where appropriate, approving major changes in, and determinations of other major issues respecting, the appropriate auditing and accounting principles and practices to be used in the preparation of the Company’s financial statements;

(4)   reviewing and, where appropriate, approving major changes in, and determinations under the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and other Company policies;

(5)   reviewing and, where appropriate, approving actions to be undertaken by the Company that would result in a material change in the financial structure or control of the Company, the acquisition or disposition of any businesses or asset(s) material to the Company or the entry of the Company into any major new line of business;

(6)   with the input of the Compensation Committee, regularly evaluating the performance of the Chief Executive Officer and other members of management;

(7)   planning for succession with respect to the position of Chief Executive Officer and monitoring management’s succession planning for other key executives;

(8)   ensuring that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations;

(9)   providing advice and counsel to the Chief Executive Officer and principal senior executives;

(10) evaluating the overall effectiveness of the Board, as well as selecting and recommending to stockholders qualified candidates for election to the Board; and

(11) performing other functions as the Board believes appropriate or necessary, or as otherwise prescribed by rules or regulations.

Compensation

The Company’s executive officers shall not receive additional compensation for their service as directors.  Senior management of the Company will report once a year to the Compensation Committee regarding the status of the Company’s non-management director compensation in relation to other U.S. companies of comparable size and the Company’s competitors.  Such report will include consideration of both direct and indirect forms of compensation to the Company’s non-management directors, including any charitable contributions by the Company to organizations in which a non-management director is involved.  Following a review of the report, the Compensation Committee will recommend any changes in non-management director compensation to the Chairman of the Board, which changes will be approved or disapproved by the Board after a full discussion.

Members of the Audit Committee may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, including compensation for service on committees of the Board and the receipt of equity incentive awards.

Stock Ownership

The Company encourages directors to purchase shares of the Company’s stock.  However, the number of shares of the Company’s stock owned by any director is a personal decision and, at this time, the Board has chosen not to adopt a policy requiring ownership by directors of a minimum number of shares.

Conflicts of Interest

Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict.  If an actual or potential conflict of interest develops, the director should immediately report the matter to the Chairman of the Board.  Any significant conflict must be resolved or the director should resign.  If a director has a personal interest in a matter before the Board, the director will disclose the interest to the Board, excuse himself or herself from discussion on the matter and not vote on the matter.  The Board may delegate any decision with respect to such transaction to the Audit Committee and/or Nominating and Corporate Governance Committee.

Interaction with Institutional Investors, the Press and Customers

The Board believes that management speaks for the Company.  Each director should refer all inquiries from institutional investors, the press or customers regarding the Company’s operations to management.  Individual Board members may, from time to time at the request of the management, meet or otherwise communicate with various constituencies that are involved with the Company.  If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman of the Board.

Board Access to Senior Management

The Board will have complete access to Company management in order to ensure that directors can ask any questions and receive all information necessary to perform their duties.  Directors should exercise judgment to ensure that their contact with management does not distract managers from their jobs or disturb the business operations of the Company.  Such contact, if in writing, should be copied to the Chief Executive Officer of the Company.

Board Access to Independent Advisors

The Board committees may hire independent advisors as set forth in their applicable charters.  The Board as a whole shall have access to such advisors and such other independent advisors that the Company retains or that the Board considers necessary to discharge its responsibilities.

Annual Self-Evaluation

Following the end of each fiscal year, the Nominating and Corporate Governance Committee will oversee an annual assessment by the Board of the Board’s performance.  The Nominating and Corporate Governance Committee will be responsible for establishing the evaluation criteria and implementing the process for such evaluation, as well as considering other corporate governance principles that may, from time to time, merit consideration by the Board.

The assessment should include a review of any areas in which the Board or management believes the Board can make a better contribution to the governance of the Company, as well as a review of the committee structure and an assessment of the Board’s compliance with the principles set forth in these Guidelines.  The purpose of the review will be to improve the performance of the Board as a unit, and not to target the performance of any individual Board member.  The Nominating and Corporate Governance Committee will utilize the results of the Board evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board.

II. Board Meetings

Frequency of Meetings

The Board will meet at least four (4) times annually.  In addition, special meetings may be called from time to time as determined by the needs of the business.  It is the responsibility of the directors to attend meetings.

Director Attendance

A director is expected to spend the time and effort necessary to properly discharge his or her responsibilities.  Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of non-management directors and the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting.  A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference.

Attendance of Non-Directors

The Board encourages the Chairman of the Board or chairs of any committee to bring Company management and outside advisors or consultants from time to time into Board and/or committee meetings to (i) provide insight into items being discussed by the Board which involve the manager, advisor or consultant, (ii) make presentations to the Board on matters which involve the manager, advisor or consultant, and (iii) bring managers with high potential into contact with the Board.  Attendance of non-directors at Board meetings is at the discretion of the Board.

Agendas

The Chairman establishes the agenda for each Board meeting with input from management, as necessary or desired, and from the other directors.

Advance Receipt of Meeting Materials

Information regarding the topics to be considered at a meeting is essential to the Board’s understanding of the business and the preparation of the directors for a productive meeting.  To the extent feasible, the meeting agenda and any written materials relating to each Board meeting will be distributed to the directors sufficiently in advance of each meeting to allow for meaningful review of such agenda and materials by the directors.  Directors are expected to have reviewed and be prepared to discuss all materials distributed in advance of any meeting.

III. Committee Matters

Number, Name, Responsibilities and Independence of Committees

The Board currently has three (3) committees, each of which should be composed entirely of Independent Directors.  From time to time, the Board may form a new committee or disband a current committee, depending upon the circumstances.  Each committee will perform its duties as assigned by the Board in compliance with the Company’s Bylaws and the committee’s charter.  The current committees of the Board are:

(1)  Audit Committee. The Audit Committee consists of at least one (1) member and reviews the work of the Company’s internal accounting and audit processes and independent auditors.  The committee has sole authority to appoint and fire the Company’s independent auditors and to approve any significant non-audit relationship with the independent auditors.

(2)  Compensation Committee. The Compensation Committee consists of at least two (2) members and reviews and approves the Company’s goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management and other assessments, approves compensation for the Chief Executive Officer, all other executive officers and vice presidents and certain other employees that correspond to the Company’s goals and objectives and reports to the Board concerning these matters.  The committee also periodically engages in a general review of base compensation levels for all other employees of the Company.  The committee produces an annual report on executive compensation for inclusion in the Company’s annual financial report to shareholders, in accordance with applicable rules and regulations.  The committee periodically reports to the Board concerning its compensation determinations with respect to management and employees and also makes recommendations to the Board concerning compensation of the Company’s non-employee directors.

(3)  Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of at least two (2) members and is responsible for recommending to the Board individuals to be nominated as directors and committee members.  This includes evaluation of new candidates as well as evaluation of current directors. This committee is also responsible for developing and recommending to the Board the Guidelines, as well as reviewing and recommending revisions to such Guidelines on a regular basis.  This committee also performs other duties as are described in these Guidelines and prepares any disclosure of the nominating process required by applicable rules and regulations.

Assignment and Rotation of Committee Members

Based on the recommendations of the Nominating and Corporate Governance Committee, the Board appoints committee members and committee chairs according to criteria set forth in the applicable committee charter and such other criteria that the Board determines to be appropriate in light of the responsibilities of each committee.  Committee membership and the position of committee chair will not be rotated on a mandatory basis unless the Board determines that rotation is in the best interest of the Company.

Each member of the Audit Committee must satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and must be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment, and that at least one member of the Audit Committee must have accounting or related financial management expertise as determined by the Board in its business judgment.  In addition, at least one member of the Audit Committee must meet the definition of “audit committee financial expert” as determined by the Board in its business judgment in accordance with Item 401(h) of Regulation S-K.

Frequency of Committee Meetings

The Compensation Committee and Nominating and Corporate Governance Committee will meet at least two (2) times annually and the Audit Committee will meet at least four (4) times annually.  In addition, special meetings may be called by the chair of the committee from time to time as determined by the needs of the business.  It is the responsibility of the directors to attend the meetings of the committees on which they serve.

Committee Agendas

The chair of each committee, in consultation with the appropriate members of the Committee, will develop his or her committee’s agenda.

Committee Self-Evaluations

Following the end of each fiscal year, each committee will review its performance and charter and recommend to the Board any changes it deems necessary.

IV. Leadership Development

Annual Review of Chief Executive Officer

The Compensation Committee, with input from the Chief Executive Officer, shall annually establish the performance criteria (including both long-term and short-term goals) to be considered in connection with the Chief Executive Officer’s next annual performance evaluation.  At the end of each year, the Chief Executive Officer shall make a presentation or furnish a written report to the Compensation Committee indicating his or her progress against such established performance criteria.  Thereafter, with the Chief Executive Officer absent, the Compensation Committee shall meet to review the Chief Executive Officer’s performance.  The results of the review and evaluation shall be communicated to the Chief Executive Officer by the chair of the Compensation Committee or another Board member.

Succession Planning

The Board (or a committee delegated by the Board) will work on a periodic basis with the Chief Executive Officer to review, maintain and revise, if necessary, the Company’s succession plans upon the Chief Executive Officer’s retirement and in the event of an unexpected occurrence.

Ethics Helpline

The Audit Committee will cause the Company to implement, maintain and monitor an ethics helpline that is designed to receive anonymous reports of any known or suspected violations of the Company’s Code of Business Conduct and Ethics or any applicable laws and regulations.  The Audit Committee will investigate any reports received through the ethics helpline and report to the Board periodically with respect to the information received through the ethics helpline and any related investigations.

[End of Corporate Governance Guidelines]